UNITED  STATES
                       SECURITIES  AND  EXCHANGE  COMMISSION
                             Washington,  D.C.  20549

                                    FORM  8-K

                                 CURRENT  REPORT

     Pursuant  to  section  13  or  15(d) of the Securities Exchange Act of 1934

         Date  of  Report  (Date  of  earliest  event  reported):  June 28, 2005

                                      NEWAVE,  INC.
            --------------------------------------------------------
             (Exact  name  of  registrant  as  specified  in  its  charter)

             Utah                         333-34308              87-0520575
  ----------------------------     ------------------------    ---------------
     (State  or  other jurisdiction     (Commission File      (IRS Employer of
            incorporation)                  Number)          Identification No.)



       404  East  1st  Street  #1345,  Long  Beach,  CA             90802
      -------------------------------------------------         -------------
           (Address  of  principal  executive  offices)           (Zip  Code)


                                 (562)  983-5331
                             ----------------------
                         (Registrant's  telephone  number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

Our Board of Directors appointed Paul Daniel as our Chief Financial Officer, effective June 28, 2005. Mr. Daniel has 25 years experience consisting of over 20 years in financial and operations management, primarily in the technology industry. Mr. Daniel began his career as a CPA with KPMG (FKA Peat, Marwick, Mitchell) and his subsequent experience includes CFO of Cushman Electronics; division level VP Finance and Operation of Artesyn Technologies, Inc.; Vice President of Operations for Advanced Computer Communications; and Director of Operations and Supply for Ericsson, Inc. Mr. Daniel received his B.B.A. in Accounting from the College of William and Mary.

Item  9.01  Financial  Statements  and  Exhibits.

EXHIBIT  NUMBER    DESCRIPTION
--------------    -----------

10.1 Employment Offer Letter between the Company and Paul Daniel, dated June 24, 2005.


                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


     NEWAVE,  INC.
     _----------
     REGISTRANT



    Date:  August  25,  2005     By:/s/  Michael  Hill
     -------------------------
     Michael  Hill
     Chief  Executive  Officer  and  Director